Updated: February 12, 2025
Significant Updates Noted in Bold
		Primary							Dayrate on
		Hookload	Yr.				Estimated	Estimated	Current
	Footnote	Capacity	Entered				Start	End	Contract
Rig Type/Name	References	(Short Tons)	Service	Location	Customer	Status	Date	Date	(Dollars)	Additional Comments
Ultra-Deepwater Floaters (26)
Drillships (25)
Deepwater Titan	1	1,700	2023	USGOM	Chevron	Firm	Apr-23	Apr-28	455,000
Deepwater Atlas		1,700	2022	USGOM	Beacon	Firm	Jul-24	May-25	455,000
				USGOM	Beacon	Firm	May-25	Dec-25	505,000
				USGOM	Beacon	Contingent	Dec-25	Apr-26	505,000
				USGOM	Beacon	Firm	Apr-26	Sep-26	580,000
				USGOM	Beacon	Contingent	Sep-26	Dec-26	650,000
				USGOM	bp	Firm	Jun-28	May-29	635,000
				USGOM	bp	Priced Option	Jun-29	May-30	635,000
Deepwater Aquila	1, 2, 3	1,400	2024	Brazil	Petrobras	Firm	Jun-24	Jun-27	420,000
Deepwater Poseidon	1	1,400	2018	USGOM	Shell	Firm	Sep-18	Feb-28	495,000
Deepwater Pontus	1	1,400	2017	USGOM	Shell	Firm	Oct-17	Oct-27	493,000
Deepwater Conqueror		1,400	2016	USGOM	Chevron	Firm	Apr-23	Apr-25	440,000	Assigned from Q1 2025 to another operator in the USGoM
				USGOM	Not Disclosed	Firm	Oct-25	Sep-26	530,000
Deepwater Proteus	1	1,400	2016	USGOM	Shell	Firm	Aug-16	May-26	497,000
Deepwater Thalassa	1	1,400	2016	USGOM	Shell	Firm	Jul-16	Feb-26	494,000
	1			Mexico	Woodside	Firm	Mar-26	Mar-29	480,000
Deepwater Asgard		1,400	2014	USGOM	Hess Corporation	Firm	Jun-24	Jun-25	505,000
				USGOM	Hess Corporation	Firm	Jun-25	Jun-26	515,000
Deepwater Invictus		1,400	2014	USGOM	bp	Out of Service	Jan-25	Apr-25	-	Contract Preparation
				USGOM	bp	Firm	Apr-25	Apr-28	485,000
Deepwater Skyros	3	1,250	2013	Angola	TotalEnergies	Firm	Jan-25	Jul-25	400,000
Deepwater Corcovado	1, 2, 3	1,000	2011	Brazil	Petrobras	Firm	Sep-23	Sep-27	393,000
Deepwater Mykonos	1, 2, 3	1,000	2011	Brazil	Petrobras	Firm	Oct-23	Oct-25	351,000
Deepwater Orion	1, 2, 3	1,000	2011	Brazil	Petrobras	Firm	Mar-24	Mar-27	403,000
Dhirubhai Deepwater KG2	1, 2, 3	1,000	2010	Brazil	Petrobras	Firm	Jun-24	May-26	427,000
Petrobras 10000	1, 2	1,000	2009	Brazil	Petrobras	Firm	Oct-24	Oct-25	383,000	Dayrate excludes 5% dual activity royalty; patent expires in May 2025.
	1, 2			Brazil	Petrobras	Firm	Oct-25	Oct-26	395,000
	1, 2			Brazil	Petrobras	Firm	Oct-26	Oct-27	407,000
	1, 2			Brazil	Petrobras	Firm	Oct-27	Oct-28	419,000
	1, 2			Brazil	Petrobras	Firm	Oct-28	Aug-29	431,000
Dhirubhai Deepwater KG1		1,000	2009	India	ONGC	Firm	May-24	Feb-26	347,500
				India	Reliance Industries	Firm	Apr-26	Feb-27	410,000
				India	Reliance Industries	Firm	Feb-27	Nov-27	410,000
				India	Reliance Industries	Priced Options	Nov-27	May-29	Not Disclosed
Ocean Rig Apollo		1,250	2015			Stacked				Stacked May-16
Ocean Rig Athena		1,250	2014			Stacked				Stacked Mar-17
Ocean Rig Mylos		1,250	2013			Stacked				Stacked Sep-16
Discoverer India		1,130	2010			Stacked				Stacked Jul-20
Discoverer Americas		1,130	2009			Stacked				Stacked Apr-16
Discoverer Clear Leader		1,130	2009			Stacked				Stacked Jun-19
Deepwater Champion		1,000	2011			Stacked				Stacked Feb-16
Discoverer Luanda		750	2010			Stacked				Stacked Feb-18
Semisubmersibles (1)
GSF Development Driller I		1,000	2005			Stacked				Stacked Nov-20

				Q1 2025	Q2 2025	Q3 2025	Q4 2025
		Estimated Average Contract Dayrates (4)		$434,000	$439,000	$443,000	$455,000

Harsh Environment Floaters (8)
Semisubmersibles (8)
Transocean Norge	2, 3	1,000	2019	Norway	Harbour Energy / OMV	Firm	Jan-25	Dec-25	421,000
	2, 3			Norway	Harbour Energy / OMV	Firm	Jan-26	Dec-26	426,000
	2, 3			Norway	Harbour Energy / OMV	Firm	Jan-27	Dec-27	426,000
	2, 3			Norway	Harbour Energy / OMV	Firm	Jan-28	Jun-28	508,000
Transocean Spitsbergen	1, 2, 3	1,000	2010	Norway	Equinor	Firm	Nov-23	Mar-25	333,000
				Norway	Equinor	Out of Service	Mar-25	May-25	-	65 days
	1, 2, 3			Norway	Equinor	Firm	May-25	Jan-26	333,000
	1, 2, 3			Norway	Equinor	Priced Option	Jan-26	Jul-26	373,000
	1, 2, 3			Norway	Equinor	Firm	Jul-26	Dec-26	474,000
	1, 2, 3			Norway	Equinor	Firm	Dec-26	Apr-27	474,000
	1, 2, 3			Norway	Equinor	Priced Option	Apr-27	Aug-27	474,000
Transocean Barents	1	1,000	2009	Romania	OMV Petrom S.A.	Firm	Apr-25	Sep-26	465,000
	1			Romania	OMV Petrom S.A.	Priced Option	Sep-26	Oct-26	480,000
	1			Romania	OMV Petrom S.A.	Priced Option	Oct-26	Nov-26	480,000
Transocean Enabler	1, 2, 3	750	2016	Norway	Equinor	Firm	Jul-24	Sep-26	388,000
	1, 2, 3			Norway	Equinor	Firm	Sep-26	Feb-27	428,000
	1, 2, 3			Norway	Equinor	Priced Option	Feb-27	Mar-27	428,000
	1, 2, 3			Norway	Equinor	Priced Option	Mar-27	Apr-27	428,000
	1, 2, 3			Norway	Equinor	Priced Option	Apr-27	May-27	428,000
	1, 2, 3			Norway	Equinor	Priced Option	May-27	Jun-27	428,000
	1, 2, 3			Norway	Equinor	Priced Option	Jun-27	Jul-27	428,000
Transocean Encourage	1, 2, 3	750	2016	Norway	Equinor	Firm	Jul-24	Aug-25	361,000
				Norway	Equinor	Out of Service	Sep-25	Sep-25	-	15 days
	1, 2, 3			Norway	Equinor	Firm	Sep-25	Dec-25	361,000
	1, 2, 3			Norway	Not Disclosed	Firm	Dec-25	Dec-26	463,000
Transocean Endurance		750	2015	Australia	Woodside	Firm	Mar-24	Mar-25	380,000
				Australia	Woodside	Firm	Mar-25	May-25	390,000
				Australia	Woodside	Firm	May-25	Dec-25	380,000
				Australia	Woodside	Firm	Dec-25	Jul-26	390,000
Transocean Equinox		750	2015	Australia	Not Disclosed	Firm	Apr-24	Feb-25	455,000
				Australia	Not Disclosed	Mobilization	Feb-25	Mar-25	-	Mobilization - 40 days
				Australia	Not Disclosed	Firm	Mar-25	May-26	485,000
				Australia	Not Disclosed	Priced Option	Jun-26	Jul-26	540,000
				Australia	Not Disclosed	Priced Option	Jul-26	Aug-26	540,000
				Australia	Not Disclosed	Priced Option	Aug-26	Sep-26	540,000
				Australia	Not Disclosed	Priced Option	Sep-26	Oct-26	540,000
				Australia	Not Disclosed	Priced Option	Oct-26	Nov-26	540,000
				Australia	Not Disclosed	Priced Option	Nov-26	Dec-26	540,000
				Australia	Not Disclosed	Priced Option	Dec-26	Dec-26	540,000
				Australia	Not Disclosed	Priced Option	Dec-26	Jan-27	540,000
				Australia	Not Disclosed	Priced Option	Jan-27	Feb-27	540,000
				Australia	Not Disclosed	Priced Option	Feb-27	Mar-27	540,000
				Australia	Not Disclosed	Priced Option	Mar-27	Apr-27	520,000
				Australia	Not Disclosed	Priced Option	Apr-27	May-27	520,000
				Australia	Not Disclosed	Priced Option	May-27	Jul-27	540,000
				Australia	Not Disclosed	Priced Option	Jul-27	Aug-27	540,000
				Australia	Not Disclosed	Priced Option	Aug-27	Sep-27	540,000
Henry Goodrich		750	1985/2007			Stacked				Stacked Mar-20

				Q1 2025	Q2 2025	Q3 2025	Q4 2025
		Estimated Average Contract Dayrates (4)		$387,000	$411,000	$406,000	$408,000

Revisions Noted in Bold
Footnotes

(1)	Dayrate could change in the future due to cost escalations or de-escalations.
(2)	Dayrate includes a foreign currency component.
(3)	The contract has a bonus incentive opportunity that is not reflected in the contract dayrate.
(4)	Estimated Average Contract Dayrate is defined as the average contracted full operating dayrate to be earned per revenue earning day.

Disclaimers & Definitions

The information contained in this Fleet Status Report (the “Information”) is as of the date of the report only and is subject to change without notice to the recipient. Transocean Ltd. assumes no duty to update any portion of the Information.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our customer contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Contract backlog. The maximum contractual operating dayrate multiplied by the number of days remaining in the firm contract period, excluding revenues for mobilization, demobilization, contract preparation, other incentive provisions or reimbursement revenues, which are not expected to be material to our contract drilling revenues. The contract backlog represents the maximum contract drilling revenues that can be earned considering the contractual operating dayrate in effect during the firm contract period.

Out of Service. The time associated with committed shipyards, upgrades, surveys, repairs, regulatory inspections, contract preparation or other committed activity on the rig and is not expected to earn an operating dayrate, Contract preparation refers to periods during which the rig is undergoing modifications or upgrades as a result of contract requirements.

•

The references included in this Fleet Status Report may not be firm and could change significantly based on a variety of factors. Any significant changes to our estimates of out of service time will be reflected in subsequent Fleet Status Reports, as applicable.

•

In some instances such as certain mobilizations, upgrades and shipyards, we are paid compensation by our customers that is generally recognized over the life of the primary contract term of the drilling contract.

Forward-Looking Statements. The statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Status Report include, but are not limited to, statements involving the estimated duration, timing and backlog of customer contracts, including well-based contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other Out of Service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, changes to customer drilling programs, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration and timing of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed periodic reports on Form 10-K or Form 10-Q and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect or incomplete, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we expressly disclaim any obligations or undertaking to publicly update or revise any forward-looking statement, except as required by law.

Fleet Classifications. Transocean uses classifications for its drillships and semisubmersibles as follows: “Ultra-Deepwater” are the latest generation of drillships and semisubmersible rigs and are capable of drilling in water depths equal to or greater than 7,500 feet; “Harsh Environment” are premium rigs equipped for year-round operations in harsh environments.

Stacking. An "Idle" rig is primarily between contracts, readily available for operations, and operating costs are typically at or near normal levels. A "Stacked" rig, on the other hand, is primarily manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity. However, stacked rigs will continue to incur operating costs at or above normal operating costs for approximately 30 days following initiation of stacking.